SUPPLEMENT TO THE PROSPECTUS
Supplement dated January 21, 2021, to the Prospectus dated August 28, 2020.

MFS® Municipal Limited Maturity Fund

Effective March 31, 2021, the following is added to the table in the section entitled "Portfolio Manager(s)" under the main heading entitled "Summary of Key Information":
Portfolio Manager	Since	Title
Michael Dawson	March 2021	Investment Officer of MFS

Effective March 31, 2021, the following is added to the table in the section entitled "Portfolio Manager(s)" under the main heading entitled "Management of the Fund":
Portfolio Manager	Primary Role	Five Year History
Michael Dawson	Portfolio Manager	Employed in the investment area of MFS since 1998

1044340          1                               MTL-SUP-I-012121